  Exhibit 10.3

THIS PLEDGE AGREMEENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF FEBRUARY 28, 2017, BY AND AMONG THE PLEDGOR, THE SECURED PARTY AND M&T BANK.

PLEDGE AGREEMENT

This Pledge Agreement (the “Pledge Agreement”) is entered into this 28th day of February 2017 by LB&B Associates Inc., a North Carolina corporation (the “Pledgor”) in favor of Brekford Corp., a Delaware corporation (the “Secured Party”).

WHEREAS, pursuant to the terms of that certain Subordinated Note dated as of February 28, 2017 (as amended and in effect from time to time, the “Note”) issued by Pledgor in favor of the Secured Party, the Secured Party has agreed to make a loan to the Pledgor upon and subject to the terms and conditions set forth therein;

WHEREAS, it is a condition precedent to the obligation of the Secured Party to make the loan to the Pledgor under the Note that the Pledgor shall have executed and delivered this Pledge Agreement to the Secured Party for the purpose of securing the Pledgor’s obligations to the Secured Party;

WHEREAS, the Pledgor is the legal and beneficial owner of the LLC Interests (as hereinafter defined) in Global Public Safety, LLC (the “Company”);

NOW, THEREFORE, in consideration of the foregoing premises and to induce the Secured Party to enter into the Note and to make the loan to the Pledgor under the Note, the Pledgor agrees as follows:

SECTION 1. DEFINITIONS.

All capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Note. Any term used in this Pledge Agreement which is defined in the UCC (as defined below) and not otherwise defined in this Pledge Agreement or the Note shall have the meaning ascribed thereto in the UCC. The following terms shall have the following meanings:

“Collateral” means the LLC Interests.

“Default” means the occurrence of an event of default under the Note or a material default by the Pledgor under this Agreement that is not cured within 10 days written notice from the Secured Party of such breach.

“LLC Agreement” means any limited liability agreement, operating agreement, membership agreement, partnership agreement or similar agreement relating to any LLC Interests, as amended and in effect from time to time.

“LLC Interests” means the 801 Units of ownership interest in the Company purchased by the Pledgor from the Secured Party on the date hereof pursuant to that certain Contribution and Unit Purchase Agreement by, between and among the Pledger, the Secured Party and the Company as of the date hereof.

“Loan Documents” refers to this Pledge Agreement and the Note.

“Obligations” means any and all obligations of the Pledgor to make payments of principal and interest under the Note.

“Pledge Agreement” means this Pledge Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance herewith.

“Proceeds” means all “Proceeds” as such term is defined in Article 9 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the LLC Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

“Security Interest” means the security interest granted pursuant to Section 2.

“UCC” means the Uniform Commercial Code as presently and hereafter enacted in the State of Delaware.

SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST.

The Pledgor hereby grants to the Secured Party a continuing second priority lien and security interest in the LLC Interests and all other Collateral, free and clear of any liens other than liens granted to M&T Bank by the Pledgor (the “Senior Liens”), as collateral security for the prompt, timely and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Pledgor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the Senior Liens, the security interest created by this Agreement or otherwise created by the Secured Party.

SECTION 3. UCC FILING.

Pursuant to the UCC and any other applicable law, the Pledgor authorizes the Secured Party to file or record financing statements and other documents or instruments with respect to the LLC Interests and all other Collateral without the signature of the Pledgor in such form and in such offices as the Secured Party determines appropriate to perfect the Security Interest granted to the Secured Party under this Pledge Agreement. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Secured Party may reasonably determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of such Security Interest.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

To induce the Secured Party to execute the Note and make any extensions of credit and to accept the security contemplated hereby, the Pledgor hereby represents and warrants that:

A. The Security Interest granted by the Pledgor will constitute a valid and perfected second priority lien on the Collateral described herein.

B. The LLC constitute all of the issued and outstanding ownership interests of the Company purchased from the Secured Party in which the Pledgor has any right, title or interest.

C. The Pledgor is the record and beneficial owner of, and has good and marketable title to, the LLC Interests free and clear of any and all liens or options in favor of, or claims of, any other person, except the Senior Liens, the Security Interest created by this Pledge Agreement or liens or options in favor of, or claims of, any other person that were created by the Secured Party prior to the Pledgor’s purchase of the such LLC Interests from the Secured Party. The Pledgor is entitled to pledge its LLC Interests to, and grant and collaterally assign to, the Secured Party a security interest in its LLC Interests without any further consent, approval or action by any other party, including, without limitation, any other party to any LLC Agreement.

D. The name and address of the Pledgor listed in Section 22F are the Pledgor’s exact legal name and address. Pledgor is a North Carolina corporation. There has been no change in the name of the Pledgor within the five (5) years preceding the date hereof except as previously reported in writing to the Secured Party. The Pledgor has not moved its state of formation within the five (5) years preceding the date hereof except as previously reported in writing to the Secured Party.

E. Upon the filing of financing statements in the appropriate offices pursuant to the UCC with respect to LLC Interests, the Security Interest granted pursuant to this Pledge Agreement will constitute a valid, perfected second priority lien on the Collateral, enforceable as such against all creditors of the Pledgor other than M&T Bank and any persons purporting to purchase any of the Collateral from the Pledgor.

SECTION 5. CERTAIN COVENANTS.

The Pledgor covenants and agrees with the Secured Party that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

A. The Pledgor shall promptly notify the Secured Party, in writing, of any lien (other than the Security Interest granted pursuant to this Pledge Agreement or any Senior Liens) on any of the Collateral.

B. Without the prior written consent of the Secured Party, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except the Senior Liens and the Security Interest granted pursuant to this Pledge Agreement. The Pledgor shall maintain the Security Interest created by this Pledge Agreement as a perfected lien and defend the right, title and interest of the Secured Party in and to the Collateral against the claims and demands of all other persons other than M&T Bank.

C. The Pledgor will not, except upon prior written notice to the Secured Party and delivery to the Secured Party of all additional instruments and documents reasonably requested by the Secured Party to maintain the validity, perfection and priority of the Security Interest granted by the Pledgor:

(i) change its name or state of formation; or

(ii) permit any Collateral to be held by any securities intermediary, held or maintained in the form of a securities entitlement or credited to any securities account.

D. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

SECTION 6. CASH DIVIDENDS AND DISTRIBUTIONS; VOTING RIGHTS.

Unless a Default shall have occurred and be continuing and the Secured Party shall have given notice to the Pledgor of the Secured Party’s intent to exercise its rights pursuant to Section 7 of this Pledge Agreement, the Pledgor shall be permitted to receive all cash dividends and partnership or ownership distributions paid in respect of the Collateral and to exercise all voting and partnership or ownership rights, as applicable, with respect to the Collateral. For so long as the Pledgor shall be entitled to exercise voting rights with respect to the Collateral, the Pledgor covenants and agrees not to vote or take any consensual action which would cause a Default to occur.

SECTION 7. RIGHTS OF THE SECURED PARTY.

If a Default shall occur and be continuing and the Secured Party shall give notice of its intent to exercise such rights to the Pledgor, (i) the Secured Party shall have the right to receive any and all cash dividends paid in respect of the partnership or ownership distributions made in respect of the LLC Interests and apply such amounts to the Obligations in the manner determined by the Secured Party and (ii) all the LLC Interests shall be registered in the name of the Secured Party and the Secured Party may thereafter exercise (A) all voting, partnership, ownership, membership and other rights pertaining to such LLC Interests at any meeting of partners or members of the Company or otherwise and (B) any and all rights, privileges or options pertaining to such LLC Interests as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. The LLC Agreement is amended by this Section 7A to permit Pledgor to pledge all of its LLC Interests to and grant and collaterally assign to M&T Bank and the Secured Party a lien and security interest in its LLC Interests without any further consent, approval or action by any other party, including, without limitation, any other party to the LLC Agreement or otherwise. The rights, powers and benefits granted pursuant to this Section 7A shall inure to the benefit of the Secured Party and its successors and assigns and designated agents, as intended third party beneficiaries.

SECTION 8. REMEDIES.

If a Default shall occur and be continuing, the Secured Party, in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, have all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing with regard to the scope of the Secured Party’s remedies, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by any applicable law referred to below) to or upon the Pledgor, the Company or any other person (all of which are hereby waived), may in such circumstances collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may sell, assign, give options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by any applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. To the extent permitted by any applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise of any rights hereunder, other than claims arising out of the gross negligence or willful misconduct of the Secured Party as determined by a court of competent jurisdiction by final and nonappealable judgment. If any notice of a proposed sale or other disposition of Collateral shall be required by any applicable law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

SECTION 9. SECURED PARTY’S APPOINTMENT AS ATTORNEY-IN-FACT.

A. The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Pledge Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Secured Party the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do any or all of the following upon the occurrence and continuation of a Default:

(i) pay or discharge taxes and liens levied or placed on or threatened against the Collateral;

(ii) execute, in connection with any sale provided for in this Pledge Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iii) (A) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (B) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (C) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; and (D) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and do, at the Secured Party’s option and the Pledgor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s Security Interest therein and to effect the intent of this Pledge Agreement, all as fully and effectively as the Pledgor might do.

B. If the Pledgor fails to perform or comply with any of its agreements contained herein, the Secured Party, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement in accordance with the provisions of Section 9A.

C. The expenses of the Secured Party incurred in connection with actions taken pursuant to the terms of this Pledge Agreement shall be payable by the Pledgor to the Secured Party on demand.

D. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with Section 9A. All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the Security Interests created hereby are released.

SECTION 10. REGISTRATION RIGHTS; PRIVATE SALES.

A. The Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in applicable Federal and state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Company to register such securities for public sale under applicable Federal and state securities laws, even if the Company would agree to do so.

B. The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 10 valid and binding and in compliance with any and all other applicable law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Secured Party not compensable in damages, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Default has occurred.

SECTION 11. CHANGES WITH RESPECT TO THE OBLIGATIONS.

The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Security Interest granted herein, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Secured Party may be rescinded by the Secured Party, and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other person upon or for any part thereof, or any collateral security or guarantee therefor, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Secured Party, and the Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Secured Party may deem advisable from time to time, and any guarantee or other collateral security at any time held by the Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Secured Party shall not have any obligation to protect, secure, perfect or insure any other lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Secured Party upon this Pledge Agreement. The Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement and all dealings between the Pledgor, on the one hand, and the Secured Party, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

SECTION 12. NO SUBROGATION.

Notwithstanding any payment or payments made by the Pledgor hereunder, or the receipt of any amounts by the Secured Party with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Secured Party against any guarantor or against any other collateral security held by the Secured Party for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from any guarantor in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Secured Party in connection with the Collateral, until all amounts owing to the Secured Party on account of the Obligations are paid in full. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Secured Party, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Secured Party in the exact form received by the Pledgor (duly indorsed by the Secured Party, if required) to be applied against the Obligations, whether matured or unmatured, in such order or manner determined by the Secured Party or in the order or preference as is provided in the Note.

SECTION 13. LIMITATION ON DUTIES REGARDING COLLATERAL.

The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Secured Party deals with similar securities and property for its own account. Neither the Secured Party nor any of its directors, officers, managers, members, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty on the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its directors, officers, managers, members, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for its gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.

SECTION 14. APPLICATION OF PROCEEDS.

Upon the occurrence and during the continuance of a Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Secured Party in such order and manner as the Secured Party may determine. Any balance of such Proceeds remaining shall be paid over to the Pledgor, or to whomsoever may be lawfully entitled to receive the same. Only after (a) payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-608 and Section 9-615 of the UCC and (b) the payment in full of the Obligations, shall the Secured Party account for the surplus, if any, to the Pledgor, or to whomever may be lawfully entitled to receive the same. The Secured Party may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 15. WAIVER, DEFICIENCY.

The Pledgor hereby waives, to the extent permitted by applicable law, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Pledge Agreement or the absolute sale of the Collateral or any portion thereof. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

SECTION 16. ALL POWERS COUPLED WITH INTEREST.

All powers of attorney and other authorizations granted to the Secured Party pursuant to any provisions of this Pledge Agreement shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied.

SECTION 17. NO WAIVERS, CUMULATIVE REMEDIES.

No waiver of any Default shall be a waiver of any other Default. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Pledge Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No remedy, right or power conferred upon the Secured Party is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

SECTION 18. EXPENSES AND INDEMNIFICATION.

A. The Pledgor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities, as finally determined by a court of competent jurisdiction, arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except to the extent such claims, losses or liabilities result solely from the Secured Party’s negligence or willful misconduct as finally determined by a court of competent jurisdiction.

B. The Pledgor shall pay to the Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of the Secured Party hereunder or (ii) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 19. INJUNCTIVE RELIEF; PUNITIVE OR INDIRECT DAMAGES.

A. The Pledgor recognizes that, in the event the Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Pledge Agreement, any remedy of law may prove to be inadequate relief to the Secured Party. Therefore, the Pledgor agrees that the Secured Party shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

B. The Secured Party and the Pledgor hereby agree that it shall not have a remedy of punitive or exemplary damages against any other party to a Loan Document and to the extent permitted by law hereby waives any right or claim to punitive or exemplary damages that it may now have or that may arise in the future in connection with any dispute, whether such dispute is resolved through arbitration or judicially.

C. Without limiting the generality of any provisions set forth herein relating to indemnification or reimbursement by the Pledgor, each of the Secured Party and the Pledgor hereby agrees that it shall not have a remedy of consequential or indirect damages against any other party to a Loan Document, and to the extent permitted by law it hereby waives any right or claim to consequential or indirect damages that it may now have or that may arise in the future in connection with any dispute, whether such dispute is resolved through arbitration or judicially.

SECTION 20. CONTROL AGREEMENT; ACKNOWLEDGEMENT BY THE COMPANY.

A. The Pledgor hereby authorizes and instructs the Company to comply, and the Company hereby agrees to so comply, with any instruction received thereby from the Secured Party in accordance with the terms of this Pledge Agreement with respect to the Collateral, without any consent or further instructions from the Pledgor (or other registered owner), and the Pledgor agrees that the Company shall be fully protected in so complying. The Company agrees that its agreement set forth in the preceding sentence shall be sufficient to create in favor of the Secured Party, “control” of the LLC Interests within the meaning of such term under the UCC.

B. The Company acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company further agrees that the terms of Section 10 of this Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Section 10 of this Pledge Agreement.

SECTION 21. RELEASES.

At such time as the Obligations shall have been paid in full, this Pledge Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Party and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. Upon any such termination, the Secured Party shall execute and deliver to the Pledgor, at the Pledgor’s expense, such documents as the Pledgor shall reasonably request to evidence such termination, and the Pledgor shall be entitled to the return, upon its reasonable request, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 22. MISCELLANEOUS.

A. Amendments and Waivers. No waiver, amendment or modification of any provision of this Pledge Agreement shall be valid unless in writing and signed by all of the parties hereto.

B. Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgor (and shall bind all persons who become bound as a Pledgor under this Pledge Agreement), the Secured Party and its successors and assigns; provided that the Pledgor may not assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Secured Party.

C. Governing Law; Jurisdiction. This Pledge Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflicts or choice of law principles thereof. The Pledgor hereby irrevocably consents to non-exclusive personal jurisdiction in the State of Delaware.

D. Waiver of Jury Trial. THE PLEDGOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. The Pledgor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waiver or other waivers contained in this Pledge Agreement, and (ii) acknowledges that, in entering into the Loan Documents, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section.

E. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Notices. Any notices to the Pledgor shall be sufficiently given, if in writing and mailed or delivered to LB&B Associates, Inc., 9891 Broken Land Parkway, Suite 400, Columbia, MD 21046, ATTN: Rick Franz or such other address as provided hereunder; and to the Secured Party, if in writing and mailed or delivered to Brekford Corp, 7020 Dorsey Rd., Bldg. C, Hanover, MD 21076, ATTN: Rodney W. Hillman or such other address as the Secured Party may specify in writing from time to time. In the event that the Pledgor changes its mailing address at any time prior to the date the Obligations are paid in full, the Pledgor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.

F. Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Pledge Agreement are for convenience only, and neither limit nor amplify the provisions of this Pledge Agreement

G. Counterparts; Integration; Effectiveness. This Pledge Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. This Pledge Agreement, together with the Note, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. Delivery of an executed counterpart of a signature page of this Pledge Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Pledge Agreement. This Pledge Agreement shall remain in effect through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full.

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IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written

PLEDGOR:

LB&B ASSOCIATES INC.

By: /s/ Frederick Franz
Name: Frederick Franz
Title: Executive Senior Vice President

SECURED PARTY:

BREKFORD CORP.

By: /s/ Rodney W. Hillman
Name: Rodney W. Hillman
 Title: President and COO

ACKNOWLEDGED AND AGREED:

GLOBAL PUBLIC SAFETY, LLC

By: /s/ Rodney W. Hillman
Name: Rodney W. Hillman
 Title: President

[Signature Page to Pledge Agreement]